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                                                                    EXHIBIT 23.2
                                                                    ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 17, 2001 included in Avici Systems Inc. Form 10-K filed on March 29, 2001 and to all references to our firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 11, 2002